EXHIBIT 4
                                                       DMC

COMMON STOCK                                              COMMON STOCK
 ________________                                         ____________
{                }                                     {                 }
{      NUMBER    }                                     {    SHARES       }
{                }                                     {                 }
{_______________ }                                       {___________}

                                              DATAMETRICS CORPORATION

                                                        ________________

                                                        CUSIP 238085 10 4

                                                        ________________

This Certifies that

is the record holder of

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                                              DATAMETRICS CORPORATION

     transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated                                                         [SEAL]


                           Secretary                                President

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM           -        as tenants in common
         TEN ENT           -        as tenant by entireties

     JT TEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT          -       ____________Custodian _____________
                                          (Cust)                       (Minor)
                                             under Uniform Gifts to Minors Act
                                                     __________________________
                                                              (State)

     For Value Received, _______________ hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee

__________________________
___________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
___________________________________________________________________________
___________________________________________________________________________
______________________________________________________________ (Shares) of the

Common  Stock  represented  by  the  within  certificate,   and  do  hereby
irrevocably                 constitute                and                appoint
___________________________________________________________________Attorney   to
transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated______________________  ______________________________________________
NOTICE:  THE  SIGNATURE  TO THIS  ASSIGNMENT  MUST  CORRESPOND  WITH THE NAME

     AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


 THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT
 BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE
 "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OR UNLESS REGISTERED UNDER THE
 SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR
 DATAMETRICS CORPORATION SHALL HAVE BEEN RECEIVED AN OPINION OF ITS
 COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT
 AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.